EXHIBIT 22

                                ESCROW AGREEMENT
                                ----------------

     THIS ESCROW AGREEMENT is made and entered into as of the ___ day of ________ 1996 (the "Agreement"), by and among AutoLend Group, Inc., a Delaware corporation, having its principal place of business at ________ (the "Company"), Steven Simon, an individual residing at 1430 Ocean Drive, Miami Beach, FL 33139 ("Simon"), Helen Porter, an individual residing at 1430 Ocean Drive, Miami Beach, FL 33139 ("Porter", and together with Simon, the "Guarantors"), and ______________, as escrow agent (the "Escrow Agent").

     WHEREAS, the Company, the Guarantors and certain other parties have entered into a Stipulation and Agreement of Compromise, Settlement and Release (the "Stipulation"), settling certain disputes between them; and

     WHEREAS, pursuant to an Indemnity Agreement dated the date hereof, by and among the Guarantors and the Company (the "Indemnity Agreement"), the Guarantors have agreed to indemnify the Company for certain costs, expenses, damages, liabilities and payments which may be payable by the Company in connection with the Payments; and

     WHEREAS, pursuant to the Indemnity Agreement the Guarantors have agreed to deposit with the Escrow Agent $25,000 to guarantee the obligations of the Guarantors under the Indemnity Agreement.

     NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions.

          1.1 The term "Escrowed Funds" shall mean $25,000 upon deposit thereof with the Escrow Agent.

          1.2 The term "Principal Guarantor" shall mean Steven Simon or, following receipt by the Escrow Agent from Helen Porter of a sworn affidavit attesting to his death or incapacity, Helen Porter.

          1.3 The term "Tax Expiration Release Event" shall mean the sixth anniversary of the filing of the tax return of the Company for the period during which the Payments are made.

          1.4 The term "Tax Liability Event" shall mean the assertion by any taxing authority that the Company is obligated to pay any tax, penalty, interest or other payment in respect of the Payments to any federal, state or local taxing authorities; with respect to which obligation the Guarantors have agreed to indemnify the Company pursuant to the Indemnity Agreement.


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          1.5 The term "Tax  Liability  Payment Event" shall mean the incurrence by the Company of any Liabilities, as such term is defined in the Indemnity Agreement.

     2. Acceptance of Appointment and Receipt and Investment of Escrowed Funds by Escrow Agent.

          2.1 The Escrow Agent hereby accepts its appointment and designation as escrow agent pursuant to the terms of this Agreement.

          2.2 The Escrow Agent hereby acknowledges receipt from the Guarantors of the Escrowed Funds.

          2.3 Any income received in respect of the Escrowed Funds which is not otherwise required to make up a deficiency in the Escrowed Funds shall not be deemed part of the "Escrowed Funds" and shall be released by the Escrow Agent, upon receipt, to the Guarantors.

          2.4 The Escrow Agent shall cause any cash which it holds to be invested and reinvested from time to time as directed in writing by the Principal Guarantor in (i) obligations of the U.S. government, (ii) certificates of deposit of an FDIC-insured bank having combined capital and surplus of not less than $50,000,000, or (iii) money market funds investing in obligations of the U.S. government; provided that all such investments shall mature not later than the sixth anniversary hereof and thereafter, not later than every thirty
(30) days.

     3. Terms of Escrow.

          3.1 Joint Written Instructions. Upon receipt by the Escrow Agent of joint written instructions (executed by both the Principal Guarantor and the Company) with respect to the release of the Escrowed Funds to either of the parties, the Escrow Agent shall, within five (5) days of the receipt of such instructions, deliver the Escrowed Funds specified in such instructions to the party specified in such instructions; following such release, the Escrow Agent shall have no further obligations or responsibilities under this Escrow Agreement with respect to such Escrowed Funds.

          3.2 Notice by the Company. (a) If at any time the Company believes a Tax Liability Event has occurred, it shall promptly send written notice (a "Tax Liability Event Notice") to the Escrow Agent, representing that a Tax Liability Event has occurred and describing in reasonable detail such event. Upon receipt of such Tax Liability Event Notice, the Escrow Agent shall send a copy thereof promptly to the Principal Guarantor. If at any time thereafter, and from time to time, the Company believes that a Tax Liability Payment Event has occurred, it may invoke the following procedure:

               (i) The Company may send a written notice (a "Request for Payment") to the Escrow Agent not more than once monthly, representing that a Tax Payment Liability Event has occurred and describing in reasonable detail such event and the

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

amount of the Liabilities (as defined in the Indemnity Agreement) comprising such event, and requesting that a specified amount of Escrowed Funds be released to it (but in no event more than the liabilities set forth in the request for Payment), including reasonable evidence substantiating the Tax Liability Payment Event. Immediately upon receipt of a Request for Payment, the Escrow Agent shall send a copy of such Request for Payment to the Guarantors, along with a written notice (an "Escrow Agent's Payment Notice"), specifying that if the Escrow Agent does not receive, within ten (10) days from the date of such Escrow Agent's Payment Notice a written notice from the Principal Guarantor (a "Notice of Guarantors' Objection to Payment") objecting to the release of the Escrowed Funds specified in the Request for Payment, the Escrow Agent shall, upon the expiration of such ten (10) days, release the Escrowed Funds specified in the Request for Payment to the Company.

               (ii) If by the expiration of ten (10) days from the date of the Escrow Agent's Payment Notice the Escrow Agent shall not have received a Notice of Guarantors' Objection to Payment, it shall, within five (5) days thereafter, deliver the Escrowed Funds specified in the Request for Payment to the Company; following such delivery, the Escrow Agent shall have no further obligations or responsibilities under this Escrow Agreement with respect to such Escrowed Funds.

               (iii) If within ten (10) days from the date of the Escrow Agent's Payment Notice the Escrow Agent shall receive a Notice of Guarantors' Objection to Payment, the Escrow Agent shall continue to hold or shall dispose of the Escrowed Funds as provided in Section 3.3, below.

          3.3 Escrow Agent Actions. In the event the Escrow Agent shall receive a Request for Payment from the Company and a timely Notice of Guarantors' Objection to Payment, then the Escrow Agent, at its discretion, may:

               (i) continue to hold the Escrowed Funds described in the Request for Payment until directed to dispose of them pursuant to (a) a final order or judgment of a court of competent jurisdiction or (b) instructions or directions furnished in writing, signed by both the Principal Guarantor and the Company; or

               (ii) bring an appropriate action or proceeding to deposit the Escrowed Funds described in the Request for Payment in a court of competent jurisdiction.

          3.4 Notice by the Guarantors. If at any time the Principal Guarantor believes that a Tax Expiration Release Event has occurred, the Principal Guarantor may deliver to the Escrow Agent a written notice to that effect and requesting that Escrowed Funds be released to it, (a "Notice of Release Event"); the Escrow Agent shall thereupon follow the following procedure:

               (i) Immediately upon receipt of the Notice of Release Event, the Escrow Agent shall send a copy of such Notice of Release Event to the Company, along with a written notice (an "Escrow Agent's Release Notice"), specifying that if the Escrow Agent does not receive, within ten (10) days from the date of such


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



     Escrow Agent's Release Notice, a written notice from the Company (a "Notice of Company Objection"), objecting to the release (to the party specified in the Notice of Release Event) of the Escrowed Funds specified in the Notice of Release Event, the Escrow Agent shall, upon the expiration of such ten
     (10) days, release the Escrowed Funds specified in the Notice of Release Event to the Guarantors.

               (ii) If by the expiration of ten (10) days from the date of the Escrow Agent's Release Notice, the Escrow Agent shall not have received a Notice of Company Objection, it shall, within five (5) days thereafter, deliver the Escrowed Funds specified in the Notice of Release Event to the party specified in the Notice of Release Event; following such delivery, the Escrow Agent shall have no further obligations or responsibilities under this Escrow Agreement with respect to such Escrowed Funds.

               (iii) If within ten (10) days from the date of the Escrow Agent's Release Notice, the Escrow Agent shall receive a Notice of the Company Objection, then the Escrow Agent shall continue to hold or shall dispose of the Escrowed Funds specified in the Notice of Release Event as provided in
     Section 3.5, below.

          3.5 Escrow Agent Actions. In the event the Escrow Agent shall receive a Notice of Release Event from the Guarantors and a timely Notice of Company Objection thereto, then the Escrow Agent, at its discretion, may:

               (i) continue to hold the Escrowed Funds specified in the Notice of Release Event until directed to dispose of them pursuant to (a) a final order or judgment of a court of competent jurisdiction or (b) instructions or directions furnished in writing, signed by both the Principal Guarantor and the Company; or

               (ii) bring an appropriate action or proceeding to deposit the Escrowed Funds specified in the Notice of Release Event in a court of competent jurisdiction.

     4. The Escrow Agent. In order to induce the Escrow Agent to act as escrow agent hereunder, each of the Company and the Guarantors hereby covenants to and agrees with the other and with the Escrow Agent as follows:

          4.1 The Escrow Agent shall not in any way be bound or affected by any amendment, modification or cancellation of this Escrow Agreement, unless the same shall have been agreed to, in writing, by the Escrow Agent. The Escrow Agent shall comply with any written instructions issued pursuant to Section 2.4 hereof with respect to investment decisions relating to such cash. Failing receipt of such written instructions, the Escrow Agent shall invest such cash in United States treasury obligations with a maturity date no later than the sixth anniversary of the date hereof.

                  4.2 The Escrow Agent shall be entitled to rely, and shall be protected in acting in reliance upon, any certificates, instructions or directions furnished to the Escrow Agent in writing under this Escrow Agreement and shall be entitled to treat as genuine, and as the document it purports to be, any certificate, letter, instruction or other document or instrument delivered to the Escrow Agent hereunder and believed by the Escrow Agent to be genuine and to have been presented by the proper party or parties, without being required to determine the authenticity or correctness of any fact stated therein, the propriety or validity thereof, or the authority or authorization of the party or parties making and/or delivering the same to do so.

          4.3 This Escrow Agreement sets forth exclusively the duties and obligations of the Escrow Agent with respect to any and all matters pertinent to its acting as escrow agent hereunder. The Escrow Agent is acting only as a stakeholder with respect to the Escrowed Funds.

          4.4 The Escrow Agent undertakes to perform only such duties as are expressly set forth in this Escrow Agreement, and neither the Escrow Agent nor any of its partners, employees or agents shall be in any manner liable or responsible to the Guarantors or the Company or any other person or entity for or in respect of any loss, claim, damage or liability (collectively, "Loss") resulting from, or arising out of, any action or failure or omission to act hereunder or for any mistake of fact or error of judgment, including, but not limited to, any Loss that may occur by reason of the exercise of the Escrow Agent's discretion in any particular matter or for any other reason, except that the Escrow Agent shall be liable for any Loss which shall be finally adjudicated, after all appeals have been exhausted or the time for appeal has expired, by a court of competent jurisdiction to be the result of gross negligence or willful misconduct on the part of the Escrow Agent.

          4.5 The Company and the Guarantors, jointly and severally, covenant and agree to indemnify and hold the Escrow Agent and its partners, employees and agents (the Escrow Agent and any such person or entity seeking indemnification hereunder being hereinafter referred to as an "Indemnified Party") harmless from and against, and upon demand reimburse each Indemnified Party for, any and all losses, claims, damages, liabilities, costs and expenses (including reasonable expenses of its legal counsel) (collectively, "Indemnified Losses") which may be paid, incurred or suffered by such Indemnified Party or to which such Indemnified Party may become subject by reason of or in connection with the administration of the Escrow Agent's duties as escrow agent hereunder (including, but not limited to, any action taken or omitted by the Escrow Agent in connection with this Escrow Agreement or any action allegedly so taken or omitted) or by reason of, or as a result of, the Escrow Agent's compliance with the instructions set forth herein or with any instructions delivered to the Escrow Agent pursuant hereto, except with respect to Indemnified Losses which shall be finally adjudicated, after all appeals have been exhausted or the time for appeal has expired, by a court of competent jurisdiction to be the result of gross negligence or willful misconduct on the part of such Indemnified Person.

          4.6 In the event of any controversy or dispute hereunder, or with respect to any question as to the construction of this Escrow Agreement or any action to be taken by it hereunder, the Escrow Agent may, in its discretion, obtain the advice of any counsel it shall select in connection with any matter arising under this Agreement and the Escrow Agent


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

shall incur no liability for any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          4.7 The Escrow Agent (or any successor escrow agent or agents) shall be entitled to reimbursement for all fees, expenses, disbursements and advances (including attorneys' fees and expenses) incurred or made by it in the performance of its duties hereunder. One-half of all such fees, disbursements, expenses and advances, if any, shall be paid by the Company and one-half shall be paid by the Guarantors. The Escrow Agent shall not be entitled to a fee in respect solely of its services as Escrow Agent.

          4.8 Upon not less than 2 days' written notice to the Company and the Guarantors of its intention to resign under this Escrow Agreement, the Escrow Agent may resign as escrow agent hereunder and shall thereafter be discharged of all its duties and obligations hereunder. Such resignation shall take effect upon receipt by the Escrow Agent of an instrument of acceptance executed by a successor escrow agent (which successor may be selected by the Escrow Agent with the approval of the Company and the Guarantors, which approval shall not be unreasonably withheld, and shall have all other rights of, and be deemed to be, the Escrow Agent hereunder for all purposes hereof) and upon delivery by the Escrow Agent to such successor of the remaining Escrowed Funds. In addition, the Escrow Agent shall be discharged of all its duties and obligations hereunder upon its deposit in a court of competent jurisdiction of all of the remaining Escrowed Funds. Each of the Company and the Guarantors hereby submits to the personal jurisdiction of any such court in any such action.

     5. Miscellaneous.

          5.1 The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term or covenant contained in this Escrow Agreement shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, a waiver of any other condition or a waiver of any breach of any other condition, term or covenant of this Escrow Agreement.

          5.2 All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, as follows:

(a)      If to the Guarantors:

                  Steven Simon
                  Telecopier:



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

                  Helen Porter

         with a copy to:



(b)      If to the Company:

                  AutoLend Group, Inc.

                  Attention:
                  Telecopier:  (305)

         with a copy to:



(c)      If to the Escrow Agent:



All such notices and other  communications shall be deemed to have been received
(a) in the case of personal delivery, on the date of such delivery, (b) in the case of a telecopy, when the party receiving such copy shall have confirmed receipt of the communication, (c) in the case of delivery by nationally-recognized overnight courier, on the business day following dispatch, and (d) in the case of mailing, upon actual receipt by the party to whom notice has been given. Any party may, by notice given in accordance with this Section 5.2, designate another address or person for receipt of notices hereunder.

          5.3 This Escrow Agreement shall be binding upon and enure to the benefit of the permitted successors and assigns of such parties. This Agreement may be assigned (i) by the Escrow Agent to a successor as provided herein, and
(ii) with the consent of all of the parties hereto.

          5.4 This Escrow Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof, and may not be amended except by a writing signed on behalf of each party hereto.

          5.5 This Escrow Agreement shall be construed in accordance with and governed by the internal laws of the State of Delaware, without regard to principles of conflict of laws. The parties hereby consent to the jurisdiction of any federal or state court sitting in the State of Delaware having jurisdiction over disputes involving this Agreement. Any action to enforce or interpret this Agreement must be brought in any federal or state court sitting in the State of Delaware. The parties hereby consent to the exclusive


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

jurisdiction of the courts sitting in the State of Delaware, notwithstanding the State of Incorporation of the Company or the state of residence of the Guarantors or where a dispute concerning this Agreement arose.

          5.6 The headings in this Escrow Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          5.7 Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurances as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

          5.8 The Company and the Guarantors agree and acknowledge that the initial Escrow Agent hereunder has acted and continues to act as counsel for ______ in connection with general matters and in connection with the ________ Agreement. ____________ acknowledges and agrees that such Escrow Agent will continue to act as counsel to ___________ in connection with matters arising out of this Escrow Agreement, including any future disputes between the Company and the Guarantors relating thereto and that ___________ will not raise any objection to such representation by the Escrow Agent.

          5.9 This Escrow Agreement may be executed by the parties hereto in counterparts and each such executed counterpart shall be an original instrument, but all of which together shall constitute one and the same instrument.

             [REMAINDER OF PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

                            [Signature Page Follows]


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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



                                            AUTOLEND GROUP, INC.


                                            By:    ____________________________
                                            Name:  ____________________________
                                            Title: ____________________________



                                            STEVEN SIMON

                                            By:    ____________________________
                                            Name:  ____________________________
                                            Title: ____________________________


                                            HELEN PORTER

                                            By:    ____________________________
                                            Name:  ____________________________
                                            Title: ____________________________


                                            [ESCROW AGENT:]

                                            By:    ____________________________
                                            Name:  ____________________________
                                            Title: ____________________________


                      [Signature Page of Escrow Agreement]


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